UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CODEXIS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CODEXIS, INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET CODEXIS, INC. 200 PENOBSCOT DRIVE REDWOOD CITY, CA 94063 V47347-P11193 You invested in CODEXIS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 11, 2024 9:00 AM Pacific Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CDXS2024 Your Vote Counts! CODEXIS, INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET CODEXIS, INC. 200 PENOBSCOT DRIVE REDWOOD CITY, CA 94063 V47347-P11193 You invested in CODEXIS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 11, 2024 9:00 AM Pacific Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CDXS2024

Votpe at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of two Class II directors to hold office for a three-year term expiring at the 2027 annual meeting or until their respective successors are duly elected. Nominees: For 01) Esther Martinborough, Ph.D. 02) H. Stewart Parker 2. To ratify the selection by the Audit Committee of our board of directors of KPMG LLP as the company’s independent For registered public accounting firm for the fiscal year ending December 31, 2024. 3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. For NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.